UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2000

Sears, Roebuck and Co.
 (Exact name of registrant as specified in charter)

Illinois (State of Organization)	1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)
3333 Beverly Road Hoffman Estates, Illinois (Address of principal executive offices)		60179 (Zip Code)

Registrant's Telephone Number, including area code: (847) 286-2500

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

On July 21, 2000, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears, Roebuck and Co. (Registrant)

	By:	/s/Jeffrey N. Boyer Jeffrey N. Boyer Chief Financial Officer

Date: July 21, 2000

EXHIBIT INDEX

Exhibit No.
99.	Sears, Roebuck and Co. press release dated July 21, 2000.